POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JUNE 26, 2015 TO THE

SUMMARY PROSPECTUS DATED AUGUST 29, 2014 OF:

PowerShares DWA NASDAQ Momentum Portfolio

Effective prior to the open of the markets on July 1, 2015 (“the “Effective Date”), Dorsey Wright & Associates, LLC will implement a change to the methodology of the Dorsey Wright NASDAQ Technical Leaders™ Index (the “Underlying Index”), the underlying index for PowerShares DWA NASDAQ Momentum Portfolio.

As of the Effective Date, all references in the summary prospectus to the Underlying Index (i) will include the registered symbol “®” following the words “Dorsey Wright” in the index name, and (ii) will delete the trademark symbol “™” following the words “Technical Leaders” in the index name. Additionally, as of the Effective Date, securities eligible for inclusion in the Underlying Index must be constituents of the NASDAQ US Benchmark Index.

Therefore, as of the Effective Date, the first sentence of the second paragraph of the section titled “Principal Investment Strategies” on page 1 of the summary prospectus is revised to read as follows:

The Index Provider selects approximately 100 common stocks for inclusion in the Underlying Index from an eligible universe of approximately 1,000 securities of large capitalization companies that trade on The NASDAQ Stock Market LLC (excluding American depositary receipts (“ADRs”) and foreign securities) and that are included in the NASDAQ US Benchmark Index.

Please Retain This Supplement for Future Reference.

P-DWAQ-SUMPRO-1 SUP-1 062615